                            FIFTH AMENDMENT TO LEASE
                            ------------------------

     This Agreement made this 4th day of February, 1997, by and between Thomas
J. Flatley d/b/a The Flatley Company (hereinafter referred to as LANDLORD), and Ibis Technology Corporation (hereinafter referred to as TENANT),

                                  WITNESSETH:
                                  -----------

     WHEREAS, by a certain Lease Agreement dated December 22, 1987, as amended by a First Amendment to Lease dated July 19, 1990, a Second Amendment to Lease dated August 2, 1991, a Third Amendment to Lease dated March 17, 1992, and a Fourth Amendment to Lease dated March 7, 1994 (hereinafter collectively referred to as the "Lease"), LANDLORD leased to TENANT, a certain premises described as Cherry Hill Commerce Center, 32A and 32B Cherry Hill Drive, Danvers, MA 01923, consisting of approximately 22,320 square feet of space, more particularly described therein as ("Premises" "Expansion Premises 1", "Expansion Premises 2" and "Expansion Premises 4", respectively), and,

     TENANT wishes to lease from LANDLORD, and LANDLORD wishes to lease to TENANT, an additional 4,800 square feet of space, commencing upon the Fifth Amendment to Lease Commencement Date which shall be January 1, 1997 (as hereinafter defined) which includes a 0% common area factor, located at Cherry Hill Commerce Center, 26-42 Cherry Hill Drive, Danvers, MA 01923, as outlined on Exhibit "A-6" attached hereto and made a part hereof (hereinafter referred to as "Expansion Premises 5").

     LANDLORD and TENANT desire to amend the Lease to reflect this and certain additional changes which have been agreed to by the parties, and all changes as set forth below shall become effective on the Fifth Amendment to Lease Commencement Date (as hereinafter defined).

     NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged each to the other, the above named parties do hereby agree to amend said Lease as follows:

     1. The description of TENANT'S Premises as set forth in Section 1 of the Lease, Incorporation of Basic Data, namely Premises, is hereby amended in part, as follows:

          ...27,120 square feet of space, being the approximate size of the Premises and the basis on which Annual Rent and Additional Rent shall be paid by Tenant to Landlord, in the building located at Cherry Hill Commerce Center, 32A and 32B Cherry Hill Drive, Danvers, MA 01923...

     2. The Third Extended Term of the Lease, which expires December 31, 1996, is hereby extended for a period of seven (7) years, commencing January 1, 1997 and expiring December 31, 2003 (hereinafter referred to as the "Fourth Extended Term").

     3. The term of this Fifth Amendment to Lease shall commence on January 1, 1997 (hereinafter referred to as the "Fifth Amendment to Lease Commencement Date") and shall terminate December 31, 2003.

          Notwithstanding the foregoing, if Tenant's personnel shall occupy all or any part of the Expansion Premises 5 for the conduct of its business prior to the Fifth Amendment to Lease Commencement Date as determined pursuant to the preceding paragraph, such date of occupancy shall, for all intents and purposes of this Fifth Amendment to Lease, be the Fifth Amendment to Lease Commencement Date.

          Landlord and Tenant agree to execute a Supplemental Agreement setting forth the actual Occupancy and Term Dates, once the same have been established.

     4. Effective January 1, 1997, Section 1 of the Lease, Incorporation of Basic Data, namely Annual Rent, shall be deleted in its entirety and replaced with the following:

          The TENANT agrees to pay to LANDLORD, without deduction or offset, rent at the rate of, payable in advance on the first day of each month, in equal monthly installments of FIFTEEN THOUSAND TWO HUNDRED FIFTY-FIVE AND 00/100 ($15,255.00) Dollars, for the period commencing January 1, 1997 and continuing through and including December 31, 1999 and at that rate for any fraction of a month; and

          The annual rent for the period commencing January 1, 2000 and continuing through and including December 31, 2001, shall be ONE HUNDRED EIGHTY-THREE THOUSAND SIXTY AND 00/100 ($183,060.00) Dollars annually, which shall be adjusted to reflect the percentage increase, if any, of The Consumer Price Index for Urban Wage Earners and Clerical Workers, all cities average, (1982-84=100) issued by the U.S. Department of Labor, or such other costs as may be hereafter substituted by the United States Department of Labor for The Consumer Price Index. If there is an upward change thereof from the Commencement Date of this Lease, to December 31, 1999, then the annual rent during this period shall be increased in accordance with such adjusted value of the dollar, but in no event shall such rent be less than the last annual rent paid by TENANT to LANDLORD; and

          The annual rent for the period commencing January 1, 2002 and continuing through and including December 31, 2003, shall be ONE HUNDRED EIGHTY-THREE THOUSAND SIXTY AND 00/100 ($183,060.00) Dollars annually, which shall be adjusted to reflect the percentage increase, if any, of The Consumer Price Index for Urban Wage Earners and Clerical Workers, all cities average, (1982-84=100) issued by the U.S. Department of Labor, or such other costs as may be hereafter substituted by the United States Department of Labor for The Consumer Price Index. If there is an upward change thereof from January 1, 2000 to December 31, 2001 of this Lease, then the annual rent during this period shall be increased in accordance with such adjusted value of the dollar, but in no event shall such rent be less than the last annual rent paid by TENANT to LANDLORD.

     5. Effective on January 1, 1997, the Lease is hereby amended in part, by inserting the following section:

                            SECTION 40 - LATE PAYMENT
                            -------------------------

          If TENANT fails to pay any installment of Annual Rent and/or Additional Rent within five (5) days of the first (lst) day of the calendar month when such installment becomes due and payable, TENANT shall pay to LANDLORD a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate per annum which is four percent (4%) greater than the "base lending rate" then in effect at The Wall Street Journal, or the highest rate permitted by law, whichever may be less; with it being the express intent of the parties that nothing herein contained shall be construed or implemented in such manner as to allow LANDLORD to charge or receive interest in excess of the maximum legal rate. then allowed by law. Such late charge and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Annual Rent due.

     6. Effective January 1, 1997, the Lease is hereby amended in part, by inserting the following section:

                     SECTION 41 - TENANT'S OPTION TO EXPAND
                     --------------------------------------

          In the event TENANT has not been in default of any of the terms, conditions and covenants of this Lease Agreement and any Amendments made hereto during the term hereof, after the expiration of any applicable notice and grace period, TENANT shall have the option, to lease additional space from the LANDLORD within Cherry Hill Commerce Center, Danvers, MA 01923, (as delineated on Exhibit "A-7", attached hereto and made a part hereof), subject, but not limited to, the following terms and conditions:

          1. TENANT'S additional space requirement must be a minimum of 9,600 square feet (hereinafter referred to as the "Expansion Space").

          2. LANDLORD shall notify TENANT approximately six (6) months prior to Expansion Space availability and TENANT must notify LANDLORD in writing of its desire to lease said Expansion Space or not to lease said Expansion Space within thirty (30) days from LANDLORD's said notice. If TENANT does not respond within thirty (30) days as stated herein, said Option to Expand shall be deemed null and void.

          3. TENANT must occupy said Expansion Space and the Premises demised hereunder for a term of no less than five (5) years which shall be coterminous with this Fifth Amendment to Lease.

          4. Rent for said Expansion Space shall be at then rental rate being paid by TENANT.

          5. TENANT shall pay to LANDLORD in three (3) monthly installments, the amount of FIVE THOUSAND FOUR HUNDRED AND 00/100 ($5,400.00) Dollars, beginning on the date as set forth herein, in addition to TENANT'S annual rent, in order to maintain this Option to Expand (herein referred to "Option Payments"). Said Option Payments shall be due as follows:

          February 1, 1997:                         $5,400.00

          May 1, 1997:                              $5,400.00

          September 1, 1997:                        $5,400.00

          Only in the event TENANT exercises said Option to Expand, then the above-referenced Option Payments shall be applied to TENANT'S account and therefore the Rent for said Expansion Space shall commence at such time as the Option Payments have been fully recaptured. In the event TENANT shall not exercise this Option to Expand as stated herein, then LANDLORD shall retain the above-referenced Option Payments and said Option Payments shall not be applied to TENANT'S account or refunded to TENANT.

          In the event that, LANDLORD is unable to make the Expansion Space available to TENANT on or before August 1, 1998, LANDLORD shall pay to TENANT on such date the sum of $16,200.00, which equals the total amount of Option Payments made hereunder, with interest thereon from the time paid by TENANT as required by this Section 41, at the passbook savings rate then in effect at Fleet Bank.

          Such repayment by LANDLORD shall be the only remedy, either at law or in equity, available to TENANT in the event of LANDLORD'S failure to make the Expansion Space available at the time specified above, except for LANDLORD'S willful failure to do so.

          It is hereby agreed between the parties that immediately following LANDLORD'S receipt of TENANT'S notice indicating its desire to lease Expansion Space, LANDLORD and TENANT shall enter a mutually acceptable Amendment to this Lease setting forth the terms and provisions set forth hereinabove.

     7. Effective on January 1, 1997, the Lease is hereby amended in part, by inserting the following section:

                       SECTION 43 - FINANCIAL INFORMATION
                       ----------------------------------

          It is hereby understood and agreed that TENANT will supply to the LANDLORD, on an annual basis, a copy of TENANT'S audited financial statement within ninety (90) days following TENANT'S fiscal year end. Any information obtained by LANDLORD pursuant to the provisions of this Paragraph shall be treated as confidential, except that LANDLORD may disclose such information to its lenders.

     8. Effective on January 1, 1997, the Lease shall be amended in part by inserting the following section:

                          SECTION 44 - OPTION TO EXTEND
                          -----------------------------

          In the event TENANT has not been in default of any of the terms, conditions and covenants of this Lease Agreement and any Amendments made hereto during the Term hereof, after the expiration of any applicable notice and grace period, LESSEE shall have the right to extend the Term of this Lease for an additional period of five (5) years, subject to the following terms and conditions:

          1. Annual Rent for the Premises shall be at the then current market rent rate and terms, but in no event shall such rental be less than the last annual rent paid by TENANT.

          2. TENANT must exercise this option no earlier than nine (9) calendar months but no later than six (6)

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               calendar months prior to the termination date of this Lease by sending written notice to LANDLORD by registered or certified mail.

          Thereupon, this Lease shall be deemed extended for an additional period of five (5) years, upon all of the same terms and conditions of this Lease and any Amendments made hereto with the exception of the annual rent stipulated hereinabove.

          In the event the credit worthiness of Tenant is not sufficient in LANDLORD'S reasonable discretion to assure the future performance of TENANT'S obligations under the lease during the Renewal Term, LANDLORD may nullify TENANT'S exercise of this renewal option.

     9. TENANT acknowledges that it has examined and inspected the Premises and is familiar with the physical condition thereof. TENANT further acknowledges (1) that LANDLORD has not made and does not hereby make any representations regarding the physical condition of the Premises and (2) that there are no warranties, either expressed or implied, regarding the condition of the Premises. Any such warranties which may exist, are hereby expressly released and waived. Accordingly, TENANT hereby agrees to accept the Premises in their "as is" condition.

     10. TENANT shall not make any structural improvements or alterations to the Expansion Premises 5, without first obtaining LANDLORD'S prior written approval. TENANT shall not make any non-structural improvements or alterations to the Expansion Premises 5, in excess of $20,000.00, without first obtaining LANDLORD'S prior written approval. It is further understood and agreed that LANDLORD'S prior written approval is contingent upon TENANT submitting to LANDLORD, TENANT'S construction plans for any structural or non-structural improvements in excess of the stated amount as set forth herein, to the Expansion Premises 5. All such allowed improvements shall be at TENANT'S sole cost and expense. Any improvements made by the TENANT shall become the property of the LANDLORD at the termination of occupancy as provided herein.

     11. Except where this Fifth Amendment to Lease specifically changes same, all other terms, conditions and covenants of the original Lease Agreement shall remain the same, where applicable, and are hereby reaffirmed.

     12. The submission of this document is for examination and negotiation and does not constitute an offer, and this document shall become effective and binding only upon the execution thereof by both LANDLORD and TENANT, regardless of any written or verbal representation of any agent, manager or other employee of LANDLORD to the contrary. All negotiations, consideration, representations and understandings between LANDLORD and TENANT are incorporated herein and the Lease and this Amendment expressly supersede any proposals or other written documents relating hereto. The Lease and this Amendment may be modified or altered only by written agreement between LANDLORD and TENANT, and no act or omission of any employee or agent of LANDLORD shall alter, change or modify any of the provisions thereof.

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     IN WITNESS WHEREOF, the parties hereto have signed and sealed this instrument on the day and year first above written.

                                    LANDLORD  Thomas J. Flatley d/b/a
                                              The Flatley Company


/s/ Sarah V. Capaccioli                       /s/ Thomas J. Flatley
------------------------------------          ----------------------------------
WITNESS                                       By Thomas J. Flatley
                                              Its President


                                    TENANT    Ibis Technology Corporation


/s/ Nancy A. Bailey                           /s/ Timothy J. Burns
------------------------------------          ----------------------------------
WITNESS                                       By  Timothy J. Burns
                                              Its  CFO

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS.
COUNTY OF NORFOLK             )


                                                         February 21, 1997



     Then personally appeared Thomas J. Flatley to me known to be the individual who acknowledged himself to be the President of The Flatley Company, LANDLORD, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Norfolk County, Braintree, Massachusetts, this 21st day of February, 1997.



                                                 /s/ Francesca Austin
                                                 -------------------------------
                                                 Notary Public
                                                 My commission expires: 9/4/03




STATE OF MASSACHUSETTS        )
                              ) SS.
COUNTY OF ESSEX               )

                                                         February 4, 1997

     Then personally appeared Timothy J. Burns to me known to be the individual who acknowledged himself to be the C.F.O. of Ibis Technology Corporation, TENANT, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Essex County, Danvers, Massachusetts, this 4th day of February, 1997.


                                                 /s/ Nancy J. McKenna
                                                 -------------------------------
                                                 Notary Public
                                                 My commission expires: 8/31/01